UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

T2 BIOSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

September 30, 2022

This proxy statement supplement (the “Supplement”) relates to the 2022 annual meeting (the “2022 Annual Meeting”) of stockholders of T2 Biosystems, Inc. (the “Company, “we”, “us”) scheduled to be held on October 11, 2022 and supplements and amends the related Definitive Proxy Statement filed with the Securities Exchange Commission on August 26, 2022 (the “Proxy Statement”). Except as set forth below, no additional changes have been made to the Proxy Statement or the record date, the location of the meeting or the proposals to be brought before the 2022 Annual Meeting, which are presented in the Proxy Statement. Importantly, holders of the Company’s Common Stock, par value $0.001 per share, may continue to refer to the proxy card sent by mail. This Supplement clarifies the procedures pursuant to which holders of Series A Convertible Preferred Stock must vote their shares. In addition, this Supplement includes a communication to shareholders from management regarding the importance of casting your vote.

*********

T2 BIOSYSTEMS, INC. 101 Hartwell, Ave. Lexington, MA 02421

SUBMIT YOUR PROXY TO VOTE BY INTERNET:

Before the Meeting - Go to www.proxyvote.com

Use the Internet to submit your proxy to vote and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/TTOO2022.

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

SUBMIT YOUR PROXY TO VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to submit your proxy to vote up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL:

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

T2 BIOSYSTEMS, INC.		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
2.	Election of Directors	☐	☐	☐
Nominees:
01) Ninfa Saunders 02) Thierry Bernard 03) John Sperzel

Vote on Proposals:		For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 1, 3, and 4.
1.

To approve an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a reverse split ratio ranging from any whole number between and including 1-for-10 and 1-for-50, with the exact ratio within such range to be determined at the discretion of the Board of Directors, subject to the Board of Directors’ authority to abandon the amendment.

		☐	☐	☐
3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
4.	To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 1.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Note: In their discretion, the proxies may vote upon any and all other matters as may properly come before the Meeting or any adjournment or postponement thereof, to the extent authorized under Rule 14a-4(c) of the Securities Exchange Act of 1934. In the event one or more of the named nominees for election as a director is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

T2 BIOSYSTEMS, INC.

Annual Meeting of Stockholders

Series A Convertible Preferred Stock

October 11, 2022; 9:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael Gibbs and John Sprague, or either of them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution and re-substitution and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Preferred Stock (“Series A Preferred”) of T2 BIOSYSTEMS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT on October 11, 2022, virtually at www.virtualshareholdermeeting.com/TTOO2022, and any adjournment or postponement thereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments or postponements thereof to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

Pursuant to that certain Securities Purchase Agreement between the Company and the stockholder(s) dated August 15, 2022, and the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, this proxy, when properly executed, will be voted in the manner directed herein, including if no instructions are specified, without any further action required from the stockholder(s), in the same proportion as the shares of common stock of the Company (“Common Stock”) (excluding any shares of Common Stock that are not voted) and any other issued and outstanding shares of preferred stock of the Company entitled to vote (other than shares of Series A Preferred or shares of such other preferred stock not voted) are voted at the Meeting on Proposal 1 and Proposal 4.

Continued and to be signed on reverse side

DETACH AND RETURN THIS PORTION ONLY

September 21, 2022

Dear Stockholder:

We have previously sent you proxy material for the T2 Biosystems, Inc. annual meeting to be held on October 11, 2022. To ensure that your shares are counted, please take a moment right now and return the enclosed proxy card.

Our Board of Directors has determined that all of the proposals on the agenda are fair to and in the best interests of T2 Biosystems and its stockholders. Our board unanimously recommends that you vote “FOR” all proposals on the agenda.

In order to make it convenient for you to vote, we are enclosing a duplicate proxy card for your use. We have also made arrangements for you to be able to vote by telephone (call 800-322-2885) or internet (go to www.proxyvote.com), as well as by mail. Simply follow the instructions on the enclosed proxy card.

Please vote by telephone or internet today! Remember - every share and every vote counts! You may also sign, date and mail your proxy card in the envelope provided. If you have any questions, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885.

Thank you for your continued support.

Sincerely,

/s/ Michael Gibbs

Michael Gibbs

General Counsel and Corporate Secretary